The UBS Funds	Prospectus Supplement

The UBS Funds
UBS Core Plus Bond Fund
UBS Municipal Bond Fund

Prospectus Supplement

March 23, 2016

Dear Investor,

The purpose of this supplement to the prospectus (the “Prospectus”) of the UBS Core Plus Bond Fund and UBS Municipal Bond Fund series (each, a “Fund” and collectively, the "Funds") of The UBS Funds (the "Trust") dated October 28, 2015, as supplemented, is to provide you with updated information regarding each of the Funds.  Effective June 1, 2016, the front-end sales charge (load) imposed on Class A shares of the UBS Core Plus Bond Fund will decrease at all levels of investment.   Also, effective June 1, 2016, the last breakpoint in the sales charge schedule for the UBS Municipal Bond Fund will be eliminated. Further, effective June 1, 2016, the reallowance to selected dealers on purchases as a percentage of the offering price of the UBS Core Plus Bond Fund and UBS Municipal Bond Fund will decrease at certain levels of investment.

The Prospectus is hereby supplemented accordingly as shown below.

All references to the maximum front-end sales charge (load) of 4.50% for UBS Core Plus Bond Fund are replaced with a maximum front-end sales charge (load) of 3.75%.

The section captioned “Managing your fund account” and sub-captioned “Class A sales charges” on page 32 of the Prospectus is revised by deleting the reference to the UBS Core Plus Bond Fund in the lead-in to the first Class A sales charge table and adding the following table:

Class A sales charges. UBS Core Plus Bond Fund:
	Sales charge as a percentage of:
Amount of investment	Offering price	Net amount invested	Reallowance to selected dealers as percentage of offering price
Less than $100,000	3.75%	3.90%	3.25%
$100,000 to $249,999	3.25	3.36	2.75
$250,000 to $499,999	2.25	2.30	2.00
$500,000 to $999,999	1.75	1.78	1.50
$1,000,000 and over1	None	None	May pay up to 1.00	2

1 A contingent deferred sales charge of 1% of the shares’ offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund’s Automatic Cash Withdrawal Plan are not subject to this charge.
2 For sales of $1 million or more, UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) (“UBS AM (US)”) pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

The section captioned “Managing your fund account” and sub-captioned “Class A sales charges” on 32 of the Prospectus is revised by replacing the UBS Municipal Bond Fund’s Class A sales charge table in its entirety with the following:

Class A sales charges. UBS Municipal Bond Fund:
	Sales charge as a percentage of:
Amount of investment	Offering price	Net amount invested	Reallowance to selected dealers as percentage of offering price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 and over1	None	None	May pay up to 0.75	2

1 A contingent deferred sales charge of 0.75% of the shares’ offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 0.75% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund’s Automatic Cash Withdrawal Plan are not subject to this charge.
2 For sales of $500,000 or more, UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) (“UBS AM (US)”) pays to the dealer an amount based upon the following schedule: 0.75% on the first $3 million and 0.50% on the next $2 million.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-792